Exhibit 10.6
                     EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN

                               EXECUTIVE AGREEMENT


      THIS AGREEMENT is made and entered into this 15th day of November, 2001, by and between the Bank of Granite, a bank organized and existing under the laws of the State of North Carolina (hereinafter referred to as the "Bank"), and J.
A. Forlines, Jr., an Executive of the Bank (hereinafter referred to as the "Executive").

      WHEREAS, the Executive is now in the employ of the Bank and has for many years faithfully served the Bank. It is the consensus of the Board of Directors (hereinafter referred to as the "Board") that the Executive's services have been of exceptional merit, in excess of the compensation paid and an invaluable contribution to the profits and position of the Bank in its field of activity. The Board further believes that the Executive's experience, knowledge of corporate affairs, reputation and industry contacts are of such value, and the Executive's continued services so essential to the Bank's future growth and profits, that it would suffer severe financial loss should the Executive terminate their services;

      ACCORDINGLY, the Board has adopted the Bank of Granite Executive Supplemental Retirement Plan (hereinafter referred to as the "Executive Plan") and it is the desire of the Bank and the Executive to enter into this Agreement under which the Bank will agree to make certain payments to the Executive upon the Executive's retirement or to the Executive's beneficiary(ies) in the event of the Executive's death pursuant to the Executive Plan;

      FURTHERMORE, it is the intent of the parties hereto that this Executive Plan be considered an unfunded arrangement maintained primarily to provide supplemental retirement benefits for the Executive, and be considered a non-qualified benefit plan for purposes of the Employee Retirement Security Act of 1974, as amended ("ERISA"). The Executive is fully advised of the Bank's financial status ; and

      NOW THEREFORE, in consideration of services the Executive has performed in the past and those to be performed in the future, and based upon the mutual promises and covenants herein contained, the Bank and the Executive agree as follows:

I.    DEFINITIONS

      A.    Effective Date:

            The Effective Date of the Executive Plan shall be August 9, 2001.

      B.    Plan Year:

            Any reference to the "Plan Year" shall mean a calendar year from January 1st to December 31st. In the year of implementation, the term "Plan Year" shall mean the period from the Effective Date to December 31st of the year of the Effective Date.

      C.    Retirement Date:

            Retirement Date shall mean retirement from service with the Bank that becomes effective on the first day of the calendar month following the month in which the Executive reaches age sixty-five
            (65) or such later date as the Executive may actually retire.

      D.    Early Retirement Date:

            Early Retirement Date shall mean a retirement from service which is effective prior to the Normal Retirement Age stated herein, provided the Executive has attained age fifty (50) and has completed seven
            (7) full years of service with the Bank from the date of first service subsequent to the Executive attaining age eighteen (18).

      E.    Termination of Service:

            Termination of Service shall mean the Executive's voluntary resignation of service by the Executive or the Bank's discharge of the Executive without cause, prior to the Early Retirement Date (Subparagraph I [D]) or Normal Retirement Age (Subparagraph I [J]).

      F.    Index Retirement Benefit:

            The Index Retirement Benefit for each Executive in the Executive Plan for each Plan Year shall be equal to the excess (if any) of the Index (Subparagraph I [G]) for that Plan Year over the Opportunity Cost (Subparagraph I [H]) for that Plan Year, divided by a factor equal to 1.10 minus the marginal tax rate.

      G.    Index:

            The Index for any Plan Year shall be the aggregate annual after-tax income from the life insurance contract(s) described hereinafter as defined by FASB Technical Bulletin 85-4. This Index shall be applied as if such insurance contract(s) were purchased on the Effective Date of the Executive Plan.

            Insurance Company:           Jefferson Pilot Life Insurance Company
            Policy Form:                 Flexible Premium Adjustable Life
            Policy Name:                 ESP VI
            Insured's Age and Sex:       63, Male
            Riders:                      None
            Ratings:                     None
            Option:                      Level
            Face Amount:                 $208,000
            Premiums Paid:               $118,500
            Number of Premium Payments:  Single
            Assumed Purchase Date:       August 9, 2001

            Insurance Company:           Mass Mutual Life Insurance Company
            Policy Form:                 Adjustable Life
            Policy Name:                 Strategic Life Executive
            Insured's Age and Sex:       63, Male
            Riders:                      None
            Ratings:                     None
            Option:                      Level
            Face Amount:                 $216,885
            Premiums Paid:               $118,500
            Number of Premium Payments:  Single
            Assumed Purchase Date:       August 9, 2001

            Insurance Company:           Jefferson Pilot Life Insurance Company
            Policy Form:                 Flexible Premium Adjustable Life
            Policy Name:                 ESP VI
            Insured's Age and Sex:       54, Male
            Riders:                      None
            Ratings:                     None
            Option:                      Level
            Face Amount:                 $241,000
            Premiums Paid:               $108,500
            Number of Premium Payments:  Single
            Assumed Purchase Date:       August 9, 2001

            Insurance Company:           Mass Mutual Life Insurance Company
            Policy Form:                 Adjustable Life
            Policy Name:                 Strategic Life Executive
            Insured's Age and Sex:       55, Male
            Riders:                      None
            Ratings:                     None
            Option:                      Level
            Face Amount:                 $248,465
            Premiums Paid:               $108,500
            Number of Premium Payments:  Single
            Assumed Purchase Date:       August 9, 2001

            Insurance Company:           Jefferson Pilot Life Insurance Company
            Policy Form:                 Flexible Premium Adjustable Life
            Policy Name:                 ESP VI
            Insured's Age and Sex:       65, Male
            Riders:                      None
            Ratings:                     None
            Option:                      Level
            Face Amount:                 $203,000
            Premiums Paid:               $121,000
            Number of Premium Payments:  Single
            Assumed Purchase Date:       August 9, 2001

            Insurance Company:           Mass Mutual Life Insurance Company
            Policy Form:                 Adjustable Life
            Policy Name:                 Strategic Life Executive
            Insured's Age and Sex:       66, Male
            Riders:                      None
            Ratings:                     None
            Option:                      Level
            Face Amount:                 $205,700
            Premiums Paid:               $121,000
            Number of Premium Payments:  Single
            Assumed Purchase Date:       August 9, 2001

            Insurance Company:           Jefferson Pilot Life Insurance Company
            Policy Form:                 Flexible Premium Adjustable Life
            Policy Name:                 ESP VI
            Insured's Age and Sex:       52, Male
            Riders:                      None
            Ratings:                     None
            Option:                      Level
            Face Amount:                 $248,000
            Premiums Paid:               $105,500
            Number of Premium Payments:  Single
            Assumed Purchase Date:       August 9, 2001

            Insurance Company:           Mass Mutual Life Insurance Company
            Policy Form:                 Adjustable Life
            Policy Name:                 Strategic Life Executive
            Insured's Age and Sex:       52, Male
            Riders:                      None
            Ratings:                     None
            Option:                      Level
            Face Amount:                 $264,805
            Premiums Paid:               $105,500
            Number of Premium Payments:  Single
            Assumed Purchase Date:       August 9, 2001

            Insurance Company:           Jefferson Pilot Life Insurance Company
            Policy Form:                 Flexible Premium Adjustable Life
            Policy Name:                 ESP VI
            Insured's Age and Sex:       57, Male
            Riders:                      None
            Ratings:                     None
            Option:                      Level
            Face Amount:                 $226,000
            Premiums Paid:               $110,500
            Number of Premium Payments:  Single
            Assumed Purchase Date:       August 9, 2001

            Insurance Company:           Mass Mutual Life Insurance Company
            Policy Form:                 Adjustable Life
            Policy Name:                 Strategic Life Executive
            Insured's Age and Sex:       57, Male
            Riders:                      None
            Ratings:                     None
            Option:                      Level
            Face Amount:                 $238,681
            Premiums Paid:               $110,500
            Number of Premium Payments:  Single
            Assumed Purchase Date:       August 9, 2001

            If such contracts of life insurance are actually purchased by the Bank, then the actual policies as of the dates they were actually purchased shall be used in calculations under this Executive Plan. If such contracts of life insurance are not purchased or are subsequently surrendered or lapsed, then the Bank shall receive annual policy illustrations that assume the above-described policies were purchased or had not subsequently surrendered or lapsed. Said illustration shall be received from the respective insurance companies and will indicate the increase in policy values for purposes of calculating the amount of the Index.

            In either case, references to the life insurance contracts are merely for purposes of calculating a benefit. The Bank has no obligation to purchase such life insurance and, if purchased, the Executive and the Executive's beneficiary(ies) shall have no ownership interest in such policy and shall always have no greater interest in the benefits under this Executive Plan than that of an unsecured creditor of the Bank.

      H.    Opportunity Cost:

            The Opportunity Cost for any Plan Year shall be calculated by taking the sum of the amount of premiums for the life insurance policies described in the definition of "Index" plus the amount of any after-tax benefits paid to the Executive pursuant to the Executive Plan (Paragraph II hereinafter) plus the amount of all previous years' after-tax Opportunity Cost, and multiplying that sum by the average after tax yield of a one-year Treasury bill.

      I.    Change of Control:

            Change of Control means the cumulative transfer of more than fifty percent (50%) of the voting stock of the Bank or its owners from the Effective Date of this Executive Plan. For the purposes of this Executive Plan, transfers on account of deaths or gifts, transfers between family members or transfers to a qualified retirement plan maintained by the Bank shall not be considered in determining whether there has been a Change of Control.

      J.    Normal Retirement Age:

            Normal Retirement Age shall mean the date on which the Executive attains age sixty-five (65).

      K.    Benefit Accounting:

            The Bank shall account for the benefit provided herein using the regulatory accounting principles of the Bank's primary federal regulator. The Bank shall establish an accrued liability retirement account for the Executive into which appropriate reserves shall be accrued.

II.   INDEX BENEFITS

      A.    Retirement Benefits:

            Subject to Subparagraph II (E) hereinafter, an Executive who remains in the employ of the Bank until the Normal Retirement Age (Subparagraph I [J]) shall be entitled to receive an annual benefit amount equal to the amount set forth in Exhibit A-1. Said payments shall be made annually and shall commence thirty (30) days following the Executive's retirement and shall continue each Plan Year until the Executive attains age eighty-nine (89). Upon completion of the aforestated payments and commencing subsequent thereto and subject to Subparagraph II (A) (i) hereinbelow, the Index Retirement Benefit (Subparagraph I [F]) for each Plan Year subsequent to the year in which the Executive attains age eighty-nine (89), and including the remaining portion of the Plan Year in which the Executive attains age eighty-nine (89) shall be paid to the Executive until the Executive's death and continue after the Executive's death to the Executive's beneficiary(ies) as set forth in Subparagraph II (D)(ii) hereinafter.

            (i)   The Index Retirement Benefit Adjustment:


                  The Index Retirement Benefit payment as set forth hereinabove for the first Plan Year subsequent to the Executive attaining age eighty-nine (89) shall be adjusted according to a number equal to the aggregate of the Index Retirement Benefit (Subparagraph I [F]) for each Plan Year from the Effective Date of this agreement until the Plan Year the Executive attains age eighty-nine (89) over the aggregate of the benefit payments the Executive actually received under the terms of this Executive Plan through that date. For example, if the Executive retires at age sixty-five (65) and the aggregate annual benefits received by the Executive until the Plan Year the Executive attains age eighty-nine (89) were $900,000.00, and the aggregate Index Retirement Benefits for each Plan Year from the Effective Date of this agreement to the Plan Year the Executive's attains age eighty-nine (89) were $1,000,000.00 then the Executive's Index Retirement Benefit in the first Plan Year said payment is payable to the Executive would be increased by $100,000.00. If said number is a deficit, then the Index Retirement Benefit for the first Plan Year said payment is payable to the Executive and each subsequent Plan Year's benefit (if necessary) shall be reduced until the entire deficit has been recovered by the Bank. For each year thereafter, the Index Retirement Benefit payment shall be paid as set forth in Subparagraph I (E). For example, if the Executive retires at age sixty-five (65) and the aggregate annual benefits to be received by the Executive until the Plan Year the Executive attains age eighty-nine (89) were $1,000,000.00, and the aggregate Index Retirement Benefits for each Plan Year from the Effective Date of this agreement to the Plan Year the Executive attains age eighty-nine (89) were $900,000.00 and the Executive's Index Retirement Benefit was $90,000.00 in the first year, then the Executive would not receive any Index Retirement Benefit in the first year, and the second years' Index Retirement benefit would be reduced by $10,000.00.

      B.    Early Retirement:

            Subject to Subparagraph II (E), should the Executive elect Early Retirement or be discharged without cause by the Bank subsequent to the Early Retirement Date [Subparagraph I (D)], the Executive shall be entitled to receive the annual benefit set forth in Exhibit A-2 reduced by the full number of years the Executive retires early prior to Normal Retirement Age, times six and sixty seven one hundredths percent (6.67%) (For example, if Executive retires at age 61, the annual benefit set forth in Exhibit A-2 shall be reduced by 26.68%: 61-65 = 4 X 6.67%=26.68%.) Said payments shall be made annually and shall commence thirty (30) days following the Executive's early retirement and shall continue until the Plan

            Year in which the Executive attains age eighty-nine (89). Upon completion of the aforestated payments and commencing subsequent thereto and subject to Subparagraph II (A) (i) hereinabove, the vested percentage set forth hereinabove of the Index Retirement Benefit for each Plan Year subsequent to the year in which the Executive attains age eighty-nine (89), and including the remaining portion of the Plan Year in which the Executive attains age eighty-nine (89), shall be paid to the Executive until the Executive's death and continue after the Executive's death to the Executive's beneficiary(ies) as set forth in Subparagraph II (C)(ii) hereinafter.

      C.    Termination of Service:

            Subject to Subparagraph II (E), should an Executive suffer a Termination of Service subsequent to three (3) full years of service with the Bank from the Executive attaining age eighteen (18), the Executive shall be entitled to receive the percentage set forth hereinbelow that corresponds to the number of full years the Executive has served the Bank subsequent to the Executive attaining age eighteen (18), times the annual benefit set forth in Exhibit A-1. Said payments shall commence thirty (30) days following the Executive's Normal Retirement Age (Subparagraph I [J]) and shall continue until the Executive attains age eighty-nine (89). Upon completion of the aforestated payments and commencing subsequent thereto and subject to Subparagraph II (A) (i) hereinabove the Index Retirement Benefit for each Plan Year subsequent to the year in which the Executive attains eighty-nine (89), and including the remaining portion of the Plan Year in which the Executive attains age eighty-nine (89), shall be paid to the Executive until the Executive's death and continue after the Executive's death to the Executive's beneficiary(ies) as set forth in Subparagraph II (C)(ii) hereinafter.

                             Years of             Vesting Percentage
                              Service            (to a maximum of 100%)
                             ---------          ------------------------
                                0-2                          0%
                                3                           20%
                                4                           40%
                                5                           60%
                                6                           80%
                                7                          100%

      D.    Death:

            If the Executive dies while there is a balance in the Executive's accrued liability retirement account, then the unpaid balance shall be paid in a lump sum to the individual or individuals designated in writing by the Executive and filed with the Bank. In the absence of or a failure to designate a beneficiary, the unpaid balance shall be paid in a lump sum to the personal representative of the Executive's estate. If, upon death, the Executive shall have received the total balance of the Executive's accrued liability retirement account, then no further benefit shall be due hereunder. In any event, upon the death of the Executive, the Executive's beneficiary shall not be entitled to receive any Index Retirement Benefit.

            (i) Should the Executive die prior to having received the full balance of the Executive's accrued liability retirement account, the unpaid balance of the accrued retirement liability account shall be immediately paid in a lump sum to the beneficiary selected by the Executive and filed with the Bank; and

            (ii) When the Executive dies, in addition to the payment the Executive's designated beneficiary may receive described in II
                  (D) (i) hereinabove, the Executive's designated beneficiary shall receive any remaining benefit payments (i.e. fixed benefit solely or combined with Index Retirement Benefit payments for a total of ten (10) annual benefit payments) until a total of ten (10) annual benefit payments have been received by both the Executive and/or the Executive's beneficiary(ies) combined. This amount of money shall be paid at the times and in the amounts that the Executive would have received said benefit payments; and

            (iii) In any event, in the absence of or a failure to designate a beneficiary, the amounts described herein shall be paid to the personal representative of the Executive's estate.

            No other death benefit shall be payable under this Agreement.

      E.    Termination of Service and Discharge for Cause:

            The Bank may elect to terminate the Officer "for cause" immediately upon written notice to the Officer. For purposes of this Agreement, "for cause" shall mean (a) any dishonest, illegal or other act of moral turpitude (such as theft, fraud or embezzlement) by the Officer which is materially detrimental to the interest and well-being of the Bank, (b) the conviction of a felony, (c) the unreasonable failure or refusal of the Officer to perform to the best of the Officer's ability on a reasonable basis the Officer's duties hereunder, or (d) any violation by the Officer of any state or federal law, rule or regulation relating to banking, financial institutions or securities laws, the violation of which would be materially detrimental to the interest and well-being of the Bank. Should the Executive suffer a Termination of Service prior to three
            (3) full years of service subsequent to the Executive attaining age eighteen (18) or upon the termination of the Officer "for cause", this Agreement and all of the Bank's obligations hereunder shall terminate immediately, except for obligations which have accrued prior thereto as provided in Subparagraphs II (D) and (F) in the case of the Officer's death or disability.

      F.    Disability Benefit:

            In the event the Executive becomes disabled prior to any Termination of Service, and the Executive's employment is terminated because of such disability, the Executive, upon submission to the Bank of written documentation and verification of disability, shall be entitled to one hundred percent (100%) of the benefits in Subparagraph II (A) above. Such benefit shall begin at the Executive's Normal Retirement Age as set forth in said Subparagraph II (A). Disability shall be defined as the Executive not being able to perform the duties of the Executive's own job and shall be as further defined in the Bank's long term disability policy in effect at the time of said disability. If no such policy exists at the time of disability, then disability shall be as defined in the long term disability policy last in effect. If there is a dispute regarding whether the Executive is disabled, such dispute shall be resolved by a physician selected by the Bank and such resolution shall be binding upon all parties to this Agreement.

      G.    Death Benefit:

            Except as set forth above, there is no death benefit provided under this Agreement.

III.  RESTRICTIONS UPON FUNDING

      The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Executive Plan. The Executive, their beneficiary(ies), or any successor in interest shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation.

      The Bank reserves the absolute right, at its sole discretion, to either fund the obligations undertaken by this Executive Plan or to refrain from funding the same and to determine the extent, nature and method of such funding. Should the Bank elect to fund this Executive Plan, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall any Executive be deemed to have any lien nor right, title or interest in or to any specific funding investment or to any assets of the Bank.

      If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Executive, then the Executive shall assist the Bank by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.

IV.   CHANGE OF CONTROL

      Upon a Change of Control (Subparagraph I [I]), if the Executive subsequently suffers a Termination of Service (Subparagraph I [E]), then the Executive shall receive the benefits promised in this Executive Plan upon attaining Normal Retirement Age, as if the Executive had been continuously employed by the Bank until the Executive's Normal Retirement Age. The Executive will also remain eligible for all promised death benefits in this Executive Plan. In addition, no sale, merger, or consolidation of the Bank or its owners shall take place unless the new or surviving entity expressly acknowledges the obligations under this Executive Plan and agrees to abide by its terms.

V.    MISCELLANEOUS

      A.    Alienability and Assignment Prohibition:


            Neither the Executive, nor the Executive's surviving spouse, nor any other beneficiary(ies) under this Executive Plan shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Executive or the Executive's beneficiary(ies), nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event the Executive or any beneficiary attempts assignment, commutation, hypothecation, transfer or disposal of the benefits hereunder, the Bank's liabilities shall forthwith cease and terminate.

      B.    Binding Obligation of the Bank and any Successor in Interest:

            The Bank or its owners shall not merge or consolidate into or with another bank or sell substantially all of its assets to another bank, firm or person until such bank, firm or person expressly agrees, in writing, to assume and discharge the duties and obligations of the Bank under this Executive Plan. This Executive Plan shall be binding upon the parties hereto, their successors, beneficiaries, heirs and personal representatives.

      C.    Amendment or Revocation:

            It is agreed by and between the parties hereto that, during the lifetime of the Executive, this Executive Plan may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Executive and the Bank.

      D.    Gender:

            Whenever in this Executive Plan words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

      E.    Effect on Other Bank Benefit Plans:

            Nothing contained in this Executive Plan shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

      F.    Headings:

            Headings and subheadings in this Executive Plan are inserted for reference and convenience only and shall not be deemed a part of this Executive Plan.

      G.    Applicable Law:

            The validity and interpretation of this Agreement shall be governed by the laws of the State of North Carolina.

      H.    12 U.S.C. ss. 1828(k):

            Any payments made to the Executive pursuant to this Executive Plan, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. ss. 1828(k) or any regulations promulgated thereunder.

      I.    Partial Invalidity:

            If any term, provision, covenant, or condition of this Executive Plan is determined by an arbitrator or a court, as the case may be, to be invalid, void, or unenforceable, such determination shall not render any other term, provision, covenant, or condition invalid, void, or unenforceable, and the Executive Plan shall remain in full force and effect notwithstanding such partial invalidity.

      J.    Employment:

            No provision of this Executive Plan shall be deemed to restrict or limit any existing employment agreement by and between the Bank and the Executive, nor shall any conditions herein create specific employment rights to the Executive nor limit the right of the Employer to discharge the Executive with or without cause. In a similar fashion, no provision shall limit the Executive's rights to voluntarily sever the Executive's employment at any time.

VI.   ERISA PROVISION

      A.    Named Fiduciary and Plan Administrator:

            The "Named Fiduciary and Plan Administrator" of this Executive Plan shall be Bank of Granite, until its resignation or removal by the Board. As Named Fiduciary and Plan Administrator, the Bank shall be responsible for the management, control and administration of the Executive Plan. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Executive Plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

      B.    Claims Procedure and Arbitration:

            In the event a dispute arises over benefits under this Executive Plan and benefits are not paid to the Executive (or to the Executive's beneficiary(ies) in the case of the Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Named Fiduciary and Plan Administrator named above within sixty (60) days from the date payments are refused. The Named Fiduciary and Plan Administrator shall review the written claim and if the claim is denied, in whole or in part, they shall provide in writing within sixty (60) days of receipt of such claim the specific reasons for such denial, reference to the provisions of this Executive Plan upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Named Fiduciary and Plan Administrator fail to take any action within the aforesaid sixty-day period.

            If claimants desire a second review they shall notify the Named Fiduciary and Plan Administrator in writing within sixty (60) days of the first claim denial. Claimants may review this Executive Plan or any documents relating thereto and submit any written issues and comments it may feel appropriate. In their sole discretion, the Named Fiduciary and Plan Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Plan Agreement upon which the decision is based.

            If claimants continue to dispute the benefit denial based upon completed performance of this Executive Plan or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to an arbitrator for final arbitration. The arbitrator shall be selected by mutual agreement of the Bank and the claimants. The arbitrator shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such arbitrator with respect to any controversy properly submitted to it for determination.

            Where a dispute arises as to the Bank's discharge of the Executive "for cause," such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder.

VII. TERMINATION OR MODIFICATION OF AGREEMENT BY REASON OF CHANGES IN THE LAW, RULES OR REGULATIONS

      The Bank is entering into this Agreement upon the assumption that certain existing tax laws, rules and regulations will continue in effect in their current form. If any said assumptions should change and said change has a detrimental effect on this Executive Plan, then the Bank reserves the right to terminate or modify this Agreement accordingly. Upon a Change of Control (Subparagraph I [I]), this paragraph shall become null and void effective immediately upon said Change of Control.

IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Agreement and executed the original thereof on the first day set forth hereinabove, and that upon execution, each has received a conforming copy.


                                              BANK OF GRANITE
                                              Granite Falls, North Carolina




/s/  Raquel A. Sedano                         By:/s/ Kim T Hutchens  Sr. V.P.
---------------------                            ----------------------------
     Witness                                                         Title

/s/  Raquel A. Sedano                         /s/ J. A. Forlines, Jr.
---------------------                         -------------------------------
     Witness                                      J. A. Forlines, Jr.

                          BENEFICIARY DESIGNATION FORM
                         FOR THE EXECUTIVE SUPPLEMENTAL
                            RETIREMENT PLAN AGREEMENT


PRIMARY DESIGNATION:

         Name                        Address                    Relationship
         ----                        -------                    ------------


--------------------------------------------------------------------------------

                           Trust - Wachovia Bank & Trust Co.
--------------------------------------------------------------------------------

                                   Co-trustee
--------------------------------------------------------------------------------

SECONDARY (CONTINGENT) DESIGNATION:



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

All sums payable under the Executive Supplemental Retirement Plan Executive Agreement by reason of my death shall be paid to the Primary Beneficiary, if he or she survives me, and if no Primary Beneficiary shall survive me, then to the Secondary (Contingent) Beneficiary.


/s/ J. A. Forlines, Jr.                               November 15, 2001
-----------------------                               ------------------------
    J. A. Forlines, Jr.                               Date